EXPORT-RELATED REVOLVING CREDIT NOTE


$998,500.00	                        Pittsburgh, Pennsylvania
	                                           June 26, 2015

		This Export-Related Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of even date herewith (the Credit Agreement, together with all amendments, extensions, renewals, substitutions and replacements thereto and thereof is hereinafter referred to as the "Credit Agreement") entered into by and between SCIENTIFIC INDUSTRIES, INC. (the "Borrower") and FIRST NATIONAL BANK OF PENNSYLVANIA (the "Lender").

		FOR VALUE RECEIVED the Borrower promises to pay to the order of the Lender at the Lender's principal office at One North Shore Center, Suite 500, 12 Federal Street, Pittsburgh, PA 15212 the lesser of (i) NINE HUNDRED NINETY-EIGHT THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($998,500.00) or (ii) the aggregate unpaid principal amount of all Export-Related Revolving Credit Advances made by the Lender to the Borrower pursuant to Section
2.1 of the Credit Agreement and reflected on the Loan Account maintained by the Lender pursuant to Section 2.7 of the Credit Agreement.

		The outstanding principal balance hereunder shall be due and payable in its entirety at maturity, whether on the Export-Related Revolving Credit Termination Date, upon acceleration, or otherwise.

		Interest on the unpaid principal balance hereof shall be due and payable monthly in arrears on the first day of each month during the term hereof and at maturity, whether on the Export-Related Revolving Credit Termination Date, upon acceleration, or otherwise, and shall be otherwise payable and calculated in accordance with the terms of the Credit Agreement. The interest rate will be adjusted, when necessary and if appropriate, in accordance with the terms of the Credit Agreement. Interest payments shall be made at the office of the Lender set forth above. The first interest payment hereunder shall be due and payable on the first day of the calendar month following the first disbursement under the Credit Agreement and shall be for the actual number of days elapsed between the date of the first Export-Related Revolving Credit Advance and the first day of the calendar month following the first disbursement under the Credit Agreement. Interest shall continue to apply whether or not judgment shall have been entered on this Export-Related Revolving Credit Note.

		This Export-Related Revolving Credit Note is the Export-Related Revolving Credit Note referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions, covenants, representations and warranties of the Credit Agreement are incorporated herein by reference as if same were fully set forth herein. All capitalized terms used herein as defined terms which are not defined herein but which are defined in the Credit Agreement shall have the same meanings herein as are given to them in the Credit Agreement.

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		Upon the occurrence of any Event of Default
specified in the Credit Agreement, the principal hereof and accrued interest hereon may become forthwith due and payable, all as provided in the Credit Agreement.

		Demand, presentation, protest and notice of dishonor are hereby waived.

		This Export-Related Revolving Credit Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles thereof regarding conflict of laws, excepting applicable federal law and except only to the extent precluded by the mandatory application of the law of another jurisdiction.

	CONFESSION OF JUDGMENT: THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY OR ANY ATTORNEY OF
ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE,
AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT, TO APPEAR FOR THE UNDERSIGNED AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST THE UNDERSIGNED IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF, FOR THE ENTIRE PRINCIPAL BALANCE OF THIS EXPORT-RELATED REVOLVING CREDIT NOTE AND ALL ACCRUED INTEREST, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEY'S COMMISSION OF THE GREATER OF 15% OF SUCH PRINCIPAL AND INTEREST OR $1,500 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO, THIS EXPORT-RELATED REVOLVING CREDIT NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR WHICH MAY BE HEREAFTER IN EFFECT. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE HIGHEST RATE THAT MAY BE CHARGED UNDER THIS EXPORT-RELATED REVOLVING CREDIT NOTE.

	NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT OR SERIES OF JUDGMENTS SHALL BE DEEMED TO EXHAUST
SUCH POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER OR ANY OTHER HOLDER HEREOF SHALL ELECT, UNTIL SUCH TIME AS THE LENDER OR ANY OTHER HOLDER HEREOF SHALL HAVE RECEIVED PAYMENT IN FULL OF THE OBLIGATIONS.

		Wherever required by the context of this Export-Related Revolving Credit Note the singular shall include the plural, and vice-versa, and the masculine and feminine genders shall include the neuter gender and vice-versa.


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	Upon the Borrower's payment in full of all amounts due
by the Borrower to the Lender hereunder, and upon the Borrower's full discharge and satisfaction of all of its obligations under the Credit Agreement and the termination of the Export-Related Revolving Credit Commitment, the Lender shall mark this Export-Related Revolving Credit Note "PAID" and return it to the Borrower.



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 	IN WITNESS WHEREOF, Borrower, with the intent to be
legally bound hereby, has caused this Export-Related Revolving
Credit Note to be executed by its duly authorized officers as of the date first written above.

/ATTEST:              SCIENTIFIC INDUSTRIES, INC., a Delaware
                      corporation



By:_______________           By:_______________(SEAL)
Name:_____________           Name: Helena R. Santos
Title:____________           Title: President and Chief
                             Executive Officer














_________________ OF _________________	)
					)	SS:
COUNTY OF _______________________	)


	On this the _____ day of June, 2015, before me, a Notary Public, personally appeared Helena R. Santos, who acknowledged herself to be the President and Chief Executive Officer of Scientific Industries, Inc., a Delaware corporation, and that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein stated, by signing the name of such company on behalf of such company by herself as such officer


  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



			      ________________________________
			      Notary Public

My Commission Expires: